SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                          DNP SELECT INCOME FUND INC.
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               (Name of Registrant as Specified In Its Charter)



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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



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                          DNP SELECT INCOME FUND INC.

                            YOUR VOTE IS IMPORTANT!

                   Please Participate By Voting Your Shares.

                                                                 May 1, 2003

Dear Shareholder:

         The Annual Meeting of Shareholders of DNP Select Income Fund Inc. will take place on Tuesday, May 13, 2003. We would like to request that you please participate in the voting process. Your vote is very important no matter how many shares you hold.

          The vote participation at the Annual Meeting of all of the Fund's investors, both large and small, is very important. According to our latest records, we still have not received your voting instructions for this important meeting. Please take a moment to utilize one of the following methods to promptly vote your shares. Your vote now will also help the Fund avoid additional costs of further solicitation efforts:


         1. Vote by telephone. Call the toll-free number listed for this purpose on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.
         2. Vote by Internet. Go to the website www.proxyvote.com listed on your voting instruction form. Have your 12-digit control number listed on the form ready and follow the simple instructions.
         3. Vote by Mail. Sign, date and return your voting instruction form in the postage-paid return envelope provided.


         For the reasons set forth in the Proxy Statement, dated March 21, 2003, the Board of Directors unanimously recommends that you vote "FOR" all nominees for director and "FOR" the Amendment to the Articles Supplementary.


         Thank you for your cooperation and continued support.


                                                Sincerely,

                                                Claire V. Hansen, CFA
                                                Chairman